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               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA

                PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT

                         SUPPLEMENT DATED MARCH 16, 2000

                                       TO

                          PROSPECTUS DATED MAY 1, 1999

This supplement describes certain changes to your variable annuity contract (the "Contract") issued by Providentmutual Life and Annuity Company of America (the "Company"). This supplement should be retained with the prospectus for future reference.

                    ELIMINATION OF RISING FLOOR DEATH BENEFIT

Please replace the provision "Rising Floor Rider" in the DEATH BENEFIT BEFORE MATURITY DATE section of your prospectus with the following:

RISING FLOOR RIDER. Effective April 1, 2000, the Rising Floor Rider will no longer be an available option under Contracts issued on or after April 1, 2000.